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PROSPECTUS
SUPPLEMENT
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VARIFLEX SIGNATURE VARIABLE ANNUITY


                         SUPPLEMENT DATED MARCH 25, 1999
                         TO PROSPECTUS DATED MAY 1, 1998


   The section entitled "Death Benefit" found on page 18 of this prospectus is deleted in its entirety and replaced with the following:

DEATH BENEFIT

   If the Owner dies prior to the Annuity Start Date, Security Benefit will pay the death benefit proceeds to the Designated Beneficiary upon receipt of due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be payable upon receipt of due proof of death of either Owner prior to the Annuity Start Date and instructions regarding payment.

   If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements" below. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. Additionally, if the Owner is not a natural person, the amount of the death benefit will be based on the age of the oldest Annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options," page 22.

   The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt and any uncollected premium tax. If an Owner dies during the Accumulation Period and the age of each Owner was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of:

* The sum of all Purchase Payments, less any reductions caused by previous withdrawals,

* The Contract Value on the date due proof of death and instructions regarding payment are received by Security Benefit, or

*  The stepped-up death benefit.

   The stepped-up death benefit for Contracts issued prior to March 25, 1999 is:
(1) the largest death benefit on any Contract anniversary that is both an exact multiple of four and occurs prior to the oldest Owner attaining age 76, plus (2) any Purchase Payments made since the applicable anniversary, less (3) any withdrawals since the applicable anniversary.

   The stepped-up death benefit for Contracts issued on or after March 25, 1999 is:

* The largest death benefit on any Contract anniversary that occurs prior to the oldest Owner attaining age 76, plus

*  Any Purchase Payments made since the applicable Contract anniversary, less

*  Any withdrawals since the applicable anniversary.

   If an Owner dies during the Accumulation Period and the age of any Owner was 76 or greater on the date the Contract was issued, or if due proof of death (regardless of the age of any Owner on the date the Contract was issued) and instructions regarding payment are not received by Security Benefit at its Home Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the date due proof of death and instructions regarding payment are received by Security Benefit at its Home Office.

   The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters," page 27 and "Distribution Requirements," below for a discussion of the tax consequences in the event of death.

   A death benefit is not available under a Group Contract.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
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